This Prospectus is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.

ALLIANCE CAPITAL LOGO                         ALLIANCE VARIABLE PRODUCTS
                                                  SERIES FUND, INC.
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P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
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Alliance Variable Products Series Fund, Inc. (the "Fund") is an open-end se-
ries investment company designed to fund variable annuity contracts and vari-able life insurance policies to be offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios"), one of which is described below. The Portfolios have differing investment objectives and policies.
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              A DIVERSIFIED SELECTION OF INVESTMENT ALTERNATIVES
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WORLDWIDE PRIVATIZATION PORTFOLIO -- seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are un-dergoing, or have undergone, privatization. The balance of the Portfolio's in-vestment portfolio will include equity securities of companies that are be-lieved by the Fund's Adviser to be beneficiaries of the privatization process.
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                             PURCHASE INFORMATION
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The Fund will offer and sell its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity con-tracts and variable life insurance policies. Sales will be made without sales charge at the Portfolio's per share net asset value. Further information can be obtained from Alliance Fund Services, Inc. at the address or telephone num-ber shown above.

An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board or any other agency.
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                            ADDITIONAL INFORMATION
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This Prospectus sets forth concisely the information which a prospective in-
vestor should know about the Fund and the Portfolio before applying for cer-tain variable annuity contracts and variable life insurance policies offered by participating insurance companies. It should be read in conjunction with the Prospectus of the separate account of the specific insurance product which accompanies this Prospectus. A "Statement of Additional Information" dated May 1, 1998, which provides a further discussion of certain areas in this Prospec-tus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the address or telephone number shown above.

(R) :This is a registered mark used under license from the owner, Alliance Capital Management L.P.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PROSPECTUS/May 1, 1998
 Investors are advised to carefully read this Prospectus and to retain it for future reference.

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES

  The Fund has no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.


                                                                     WORLDWIDE
                                                                   PRIVATIZATION
                                                                    PORTFOLIO+
                                                                   -------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees...............................................       .40%
   Other Expenses................................................       .55%
                                                                        ---
   Total Portfolio Operating Expenses............................       .95%
                                                                        ===

--------
+Shareholder transaction expenses shown are net of expense reimbursement.

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period).

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Worldwide Privatization Portfolio...............  $10     $30     $53     $117

  The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. The expenses listed in the table are net of voluntary expense reimbursements, which are not required to be continued indefinitely; however, the Adviser intends to continue such reimbursements for the foreseeable future. The expenses (as a percentage of average net assets) of the Worldwide Privatization Portfolio, before expense reimbursements, would be: Management Fee -- 1.00%, Other Expenses -- .55% and Total Portfolio Operating Expenses -- 1.55%. The example should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

  The following information as to net asset value, ratios and certain supple-mental data for each of the periods shown below has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon (referring to Financial Highlights) appears in the Statement of Additional In-formation. The following information should be read in conjunction with the fi-nancial statements and related notes included in the Statement of Additional Information. Further information about the Fund's performance is contained in the Fund's annual report, which is available without charge upon request.

                                       WORLDWIDE PRIVATIZATION PORTFOLIO
                          ------------------------------------------------------------
                           YEAR ENDED   YEAR ENDED   YEAR ENDED  SEPTEMBER 23, 1994(E)
                          DECEMBER 31, DECEMBER 31, DECEMBER 31,    TO DECEMBER 31,
                              1997         1996         1995             1994
                          ------------ ------------ ------------ ---------------------
Net asset value,
 beginning of period....    $ 13.13      $ 11.17       $10.10           $10.00
                            -------      -------       ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment
  income(a)(b)..........        .25          .28          .32              .10
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........       1.17         1.78          .78              -0-
                            -------      -------       ------           ------
 Net increase in net
  asset value from
  operations............       1.42         2.06         1.10              .10
                            -------      -------       ------           ------
LESS: DISTRIBUTIONS
 Dividends from net
  investment income.....       (.16)        (.10)        (.03)             -0-
 Distributions from net
  realized gains........       (.19)         -0-          -0-              -0-
                            -------      -------       ------           ------
 Total dividends and
  distributions.........       (.35)        (.10)        (.03)             -0-
                            -------      -------       ------           ------
 Net asset value, end of
  period................    $ 14.20      $ 13.13       $11.17           $10.10
                            -------      -------       ------           ------
TOTAL RETURN
 Total investment return
  based on net asset
  value(c)..............      10.75%       18.51%       10.87%            1.00%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000's
  omitted)..............    $41,818      $18,807       $5,947           $1,127
 Ratio to average net
  assets of:
 Expenses, net of
  waivers and
  reimbursements........        .95%         .95%         .95%             .95%(f)
 Expenses, before
  waivers and
  reimbursements........       1.55%        1.85%        4.17%           18.47%(f)
 Net investment
  income(a).............       1.76%        2.26%        2.96%            4.27%(f)
 Portfolio turnover
  rate..................         58%          47%          23%               0%
 Average commission rate
  paid(d)...............     $.0137       $.0148          -0-              -0-

--------
(a) Net of expenses reimbursed or waived by the Adviser.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is re-quired to disclose its average commission rate per share for trades on which commissions are charged.
(e) Commencement of operations.
(f) Annualized.

                         DESCRIPTION OF THE PORTFOLIO
INTRODUCTION TO THE FUND

The Fund was established as a corporation in Maryland. The Fund is an open-end management investment company commonly known as a "mutual fund" whose shares are offered in separate series each referred to as a "Portfolio." Because the Fund offers multiple Portfolios, it is known as a "series fund." Each Portfo-lio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies.

A shareholder in a Portfolio will be entitled to his or her pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, the shareholder will receive the then cur-rent net asset value of that Portfolio represented by the redeemed shares. (See "Purchase and Redemption of Shares"). While the Fund has no present in-tention of doing so, the Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objec-tives.

The Fund currently has 19 Portfolios, one of which, the Worldwide
Privatization Portfolio, is offered by this Prospectus.

The Fund is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Fund. Currently, however, the Fund does not foresee any disadvantage to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in re-sponse thereto.

The investment objectives and policies of the Portfolio are set forth below. There can be, of course, no assurance that the Portfolio will achieve its in-vestment objectives.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives and policies determine the types of portfolio secu-rities in which the Portfolio invests, and can be expected to affect the de-gree of risk to which the Portfolio is subject and the Portfolio's yield or return. The Portfolio's investment objectives cannot be changed without ap-proval by the holders of a majority of the Portfolio's outstanding voting se-curities, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Fund may change the Portfolio's investment policies that are not designated "fundamental policies" within the meaning of the Act upon notice to shareholders of the Portfolio, but without their approval. The types of port-folio securities in which the Portfolio may invest are described in greater detail below.

WORLDWIDE PRIVATIZATION PORTFOLIO

The Worldwide Privatization Portfolio's investment objective is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Portfolio invests at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization (as described below), although normally, significantly more of the Portfolio's total assets will be invested in such securities. The balance of the Portfolio's investment portfolio includes secu-rities of companies that are believed by Alliance Capital Management L.P. (the "Adviser") to be beneficiaries of privatizations. Equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

Investment in Privatizations. The Portfolio is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enter-prises in both established and developing economies, including those in West-ern Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Portfolio's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Portfolio may invest in the initial offering of publicly traded equity securities (an "ini-tial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Portfolio may invest in the securities of a current or former state enterprise following its initial equity offering. Finally, the Portfolio may make privately negotiated invest-ments in a state enterprise that has not yet conducted an initial equity of-fering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooper-atives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its manage-ment structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Portfolio will seek to emphasize in-vestments in the equity securities of such enterprises.

The Portfolio intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, invests in the equity securities of issuers based in at least four, and normally con-siderably more, countries. The percentage of the Portfolio's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. There is no restriction, however, on the percentage of the Portfo-lio's assets that may be invested in countries within any one region of the world. To the extent that the Portfolio's assets are invested within any one region, the Portfolio may be subject to any special risks that may be associ-ated with that region. Notwithstanding the foregoing, no more than

15% of the Portfolio's total assets will be invested in securities of issuers in any one foreign country, except that the Portfolio may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan. The Portfolio may invest all of its assets within a single region of the world. To the extent that the Portfolio's assets are in-vested within any one region, the Portfolio may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of compa-nies or assets changes in whole or in part from the public sector to the pri-vate sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Portfolio will invest in any country that presents attractive investment opportunities, and the countries in which the Portfolio will invest may change from time to time. It is the Ad-viser's intention to invest approximately 70% of the Portfolio's total assets in securities of enterprises located in countries with established economies and the remainder of the Portfolio's assets in securities of enterprises lo-cated in countries with developing economies.

A major premise of the Portfolio's investment approach is that, because of the particular characteristics of privatized companies, their equity securities offer investors opportunities for significant capital appreciation. In partic-ular, because privatization programs are an important part of a country's eco-nomic restructuring, equity securities that are brought to the market by means of initial equity offerings frequently are priced to attract investment in or-der to secure the issuer's successful transition to private sector ownership. In addition, these enterprises generally tend to enjoy dominant market posi-tions in their local markets. Because of the relaxation of government controls upon privatization, these enterprises typically have the potential for signif-icant managerial and operational efficiency gains, which, among other factors, can increase their earnings due to the restructuring that accompanies privatization and the incentives management frequently receives.

Privatization programs are established to address a range of economic, politi-cal or social needs. Privatization is generally viewed as a means to achieve increased efficiency and improve the competitiveness of state enterprises. Western European countries are currently engaged in privatization programs partly as a means of increasing government revenues, thereby reducing budget deficits. The reduction of budget deficits recently has become an important objective as Western European countries attempt to meet the directives of the European Commission regarding debt and achieve the target budget deficit lev-els established by the Maastricht Treaty. In developing market countries, in-cluding many of those in Latin America and Asia, privatization is viewed as an integral part of broad economic measures that are designed to reduce external debt and control inflation as these countries attempt to meet the directives of the International Bank for Reconstruction and Development

(the World Bank) and the International Monetary Fund regarding desirable debt levels. Within Eastern and Central Europe, privatization is also being used as a means of achieving structural economic changes that will enable Eastern and Central European countries to develop market economies and compete in the world markets.

The privatization of state enterprises is achieved through various methods. A gradual approach is commonly taken at the early stages of privatization within a country. Oftentimes, the government will transfer partial ownership of the enterprise to a corporation or similar entity and occasionally also broaden ownership to employees and citizens while retaining an interest. Occasionally, a few selected foreign minority shareholders are permitted to make private in-vestments at this stage. After the new corporation has operated under this form of ownership for a few years, the government may divest itself completely by means of an equity offering in national and international securities mar-kets. Another approach is the formation of an investment fund owned by employ-ees and citizens that, with the assistance of international managers, operates one or many state enterprises for a set term, after which the government may divest itself of its remaining interest. Foreign investors are often permitted to become minority shareholders of these investment funds. In less gradual privatizations, state enterprises are auctioned to qualified investors through competitive bidding processes in private transactions. Alternatively, equity offerings may be made directly through the local and international securities markets.

Although the Portfolio anticipates that it generally will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Portfolio's Board of Directors would have to determine that the Portfolio's ability to achieve its investment objective would be adversely affected if the Portfolio were not permitted to concen-trate. The staff of the Securities and Exchange Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Portfolio disagrees with the staff's position but has un-dertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Portfolio were to invest more than 25% of its total assets in the national commercial banks, the Port-folio's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Portfolio's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

Warrants. The Portfolio may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfo-lio's portfolio. Rights are similar to warrants except that they have a sub-stantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securi-ty, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exer-cised prior to the expiration date.

Debt Securities and Convertible Debt Securities. The Portfolio may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Debt securities include bonds, deben-tures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and con-vertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

The Portfolio may maintain not more than 5% of its net assets in debt securi-ties rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or, if not rated, determined by the Ad-viser to be of equivalent quality. See "Other Investment Policies and Tech-niques -- Securities Ratings," "-- Investment in Securities Rated Baa and BBB," "-- Investment in Lower-Rated Fixed-Income Securities" and Appendix A.

 ADDITIONAL INVESTMENT POLICIES AND  PRACTICES

The Portfolio may, but is not required to, utilize various investment strate-gies to hedge its portfolio against currency and other risks. These investment strategies entail risks. Although the Adviser believes that these investment strategies may further the Portfolio's investment objective, no assurance can be given that they will achieve this result. The Portfolio may write covered put and call options and purchase put and call options on U.S. and foreign se-curities exchanges and over-the-counter, enter into contracts for the purchase and sale for future delivery of fixed-income securities or foreign currencies or contracts based on financial indices, including any index of U.S. Government Securities or securities issued by foreign government entities or common stocks and purchase and write put and call options on such futures contracts or on foreign currencies, purchase or sell forward foreign currency exchange contracts, enter into forward commitments for the purchase or sale of securities, enter into repurchase agreements, standby commitment agreements and currency swaps, make short sales of securi-ties and make secured loans of its portfolio securities. Certain of these in-vestment strategies may not currently be available in many of the countries in which the Portfolio may invest or may not be permissible under current law.
The Portfolio may engage in these investment strategies in those countries when and to the extent such strategies become available or permissible in the future. Except with regard to those investment strategies discussed immedi-ately below, each of these investment strategies is discussed under the cap-tion "Other Investment Policies and Techniques," below.

Currency Swaps. The Portfolio may enter into currency swaps for hedging pur-poses. Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Since currency swaps are in-dividually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps posi-tions. A currency swap may involve the delivery at the end of the exchange pe-riod of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each cur-rency swap will be accrued on a daily basis and an amount of cash or high-grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap un-less the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Short Sales. The Portfolio may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Portfolio may not make a short sale if more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed secu-rity, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain.

Future Developments. The Portfolio may, following written notice to its share-holders, take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment prac-tices are both consistent with the Portfolio's investment objective and le-gally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

 CERTAIN RISK CONSIDERATIONS

Investment in the Portfolio involves the special risk considerations described below.

Investment in Privatized Enterprises. The governments of certain foreign coun-tries have, to varying degrees, embarked on privatization programs contemplat-ing the sale of all or part of their interests in state enterprises. In cer-tain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advanta-geous than for local investors. Moreover, there can be no assurance that gov-ernments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such en-terprise.

Most state enterprises or former state enterprises go through an internal re-organization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sec-tor. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experi-ence bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the gov-ernment continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Because substantially all of the Portfolio's assets will be invested in securities denominated in foreign currencies and a corre-sponding portion of the Portfolio's revenues will be received in such curren-cies, the dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign cur-rencies relative to the U.S. dollar. Such changes will also affect the Portfo-lio's income. The Portfolio, however, has the ability to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. dol-lar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distri-butions if the Portfolio has insufficient cash in U.S. dollars to meet distri-bution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Other In-vestment Policies and Techniques -- Hedging Techniques."

Risk of Foreign Investment. For a description of certain risks associated with investing in foreign securities, see "Other Investing Policies and Tech-niques -- Foreign Securities," below.

OTHER INVESTMENT POLICIES AND TECHNIQUES

 REPURCHASE AGREEMENTS

The Portfolio may enter into repurchase agreements pertaining to U.S. Govern-ment Securities. There is no percentage restriction on the ability of the Portfolio to enter into repurchase agreements.

A repurchase agreement arises when a buyer purchases a security and simultane-ously agrees to resell it to the vendor at an agreed-upon future date, nor-mally one day or a few days later. The resale price is greater than the pur-chase price, reflecting an agreed-upon interest rate. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investment of a longer-term nature. If a vendor de-faults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the vendors with which the Portfolio enters into repurchase agreement transac-tions.

 OPTIONS

In an effort to increase current income and to reduce fluctuations in net as-set value, the Portfolio intends to write covered put and call options and purchase put and call options on securities of the types in which it is per-mitted to invest that are traded on U.S. and foreign securities exchanges. The Portfolio also intends to write call options for cross-hedging purposes. There are no specific limitations on the Portfolio's writing and purchasing of op-tions.

The purchaser of an option, upon payment of a premium, obtains, in the case of a put option the right to deliver to the writer of the option, and in the case of a call option, the right to call upon the writer to deliver, a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Portfolio is "covered" if the Portfolio (i) owns the underlying security covered by the call (ii) has an absolute and immediate right to acquire that security without additional cash consider-ation (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other portfolio securi-ties, or (iii) holds a call on the same security in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid high-grade debt securities in a segregated ac-count with the Fund's Custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's Custodian, or else holds a put on the same security in the same principal amount as the put writ-ten where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an op-tion will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option is written for cross-hedging purposes if the Portfolio does not own the underlying security, but seeks to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to ac-quire. In such circumstances, the Portfolio collateralizes its obligation un-der the option (which is not covered) by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security in-creased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchas-ing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the op-tion holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Port-folio at a lower price than its current market value. These risks could be re-duced by entering into a closing transaction. See Appendix C to the Statement of Additional Information. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institu-tions) deemed creditworthy by the Adviser, and the Adviser has adopted proce-dures for monitoring the creditworthiness of such entities. Options purchased or written by the Portfolio in negotiated transactions are illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Se-curities." See Appendix C to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

The Portfolio may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exer-cise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Portfolio's purchasing and selling of options on securities indices.

 LOANS OF PORTFOLIO SECURITIES

The Portfolio may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government securi-ties, other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is depos-ited and maintained by the borrower with the Portfolio.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, in-cluding the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned thereon and the Portfo-lio may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable finders', administra-tive and custodial fees in connection with a loan. No more than 30% of the value of the assets of the Portfolio may be loaned at any time, nor will the Portfolio lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser.

 FOREIGN SECURITIES

For a description of the investment policies of the Portfolio with respect to foreign securities, see above.

To the extent the Portfolio invests in foreign securities, consideration is given to cer-tain factors comprising both risk and opportunity. The values of foreign secu-rities investments are affected by changes in currency rates or exchange con-trol regulations, application of foreign tax laws, including withholding tax-es, changes in governmental administration or economic, taxation or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversions between various currencies held by the Portfolio. In addition, there may be substan-tially less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, audit-ing and financial reporting standards and requirements comparable to those of domestic issuers. Foreign issuers are subject to accounting, auditing and fi-nancial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps account-ing records in local currency, inflation accounting rules in some of the coun-tries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's bal-ance sheet in order to express items in terms of currency of constant purchas-ing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign bro-kerage commissions are generally higher than in the United States. Foreign se-curities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obliga-tions and could be subject to extended settlement periods.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of the Portfolio's investments denominated in the Japanese Yen will fluctuate with Yen-Dollar exchange rate movements. Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar but has since fallen from its post-World War II high (in 1995). Since its peak of April 19, 1995, the Japanese Yen has decreased in value against the U.S. Dol-lar. On December 31, 1997, the exchange rate was 130.57 Yen per Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capital-ization-weighted composite index of all common stocks listed in the First Sec-tion, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX closed at 1,559.09, up approximately 8% from the end of 1993; in 1995, the TOPIX closed at 1,577.70, up approximately 1% from the end of 1994; and in 1996, the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 31, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June, 1995, the two countries agreed in principle to in-crease Japanese imports of American automobiles and automotive parts. Neverthe-less, it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will thus continue for the foreseeable future.

The Portfolio's investments in Japanese issuers also will be subject to uncer-tainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political par-ty. Between August 1993, and October 1996 Japan was ruled by a series of four coalition governments. As a result of a general election on October 20, 1996, however, Japan returned to a single party government led by Prime Minister Ryutaro Hashimoto. While Mr. Hashimoto's party does not control a majority of the seats in the parliament, it is only three seats short of the 251 seats re-quired to attain a majority in the House of Representatives (down from a 12-seat shortfall just after the October 1996 election). For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current fi-nancial turmoil in other Asian markets. On December 17, 1997 the Japanese gov-ernment proposed to strengthen Japan's banks by means of an infusion of public funds and other measures. It is unclear whether these proposals, which are un-der consideration by Japan's parliament, would, if implemented, achieve their intended effect. For further information regarding Japan, see the Fund's State-ment of Additional Information.

 WHEN-ISSUED SECURITIES AND FORWARD   COMMITMENTS

Forward commitments for the purchase or sale of securities may include pur-chases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occur-rence of a subsequent event, such as approval and consummation of a debt re-structuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within two months after the transaction, delayed settlements beyond two months may be ne-gotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Portfolio enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such val-uation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

The use of forward commitments enables the Portfolio to protect against antici-pated changes in interest rates and prices. How- ever, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Portfolio if, as a result, the Portfolio's aggregate commitments under such transactions would be more than 30% of the then current value of the Portfolio's total assets.

The Portfolio's right to receive or deliver a security under a forward commit-ment may be sold prior to the settlement date, but the Portfolio will enter into forward commitments only with the intention of actually receiving or de-livering the securities, as the case may be. If the Portfolio, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Portfolio might lose the opportunity to invest money at favora-ble rates or to dispose of securities at favorable prices.

 STANDBY COMMITMENT AGREEMENTS

The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfo-lio is paid a commitment fee, regardless of whether or not the security ulti-mately is issued, which is typically approximately 0.5% of the aggregate pur-chase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are consid-ered advantageous to the Portfolio and which are unavailable on a firm commit-ment basis. The Portfolio will not enter into a standby commitment with a re-maining term in excess of 45 days. The Portfolio limits its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its respective assets taken at the time of acquisition of such commitment. The Portfolio at all times maintains a seg-regated account with the Fund's custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the secu-rity underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security de-clines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will there-after be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be re-corded as income on the expiration date of the standby commitment.

 HEDGING TECHNIQUES

The following hedging techniques, including futures contracts, options on for-eign currencies and forward foreign currency exchange contracts, are utilized by the Portfolio.

Cross Hedges. The attractive returns currently available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging tech-niques, including "cross-hedges" (see "Forward Foreign Currency Exchange Con-tracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net as-set value of the Portfolio's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a for-ward exchange contract to sell a different foreign currency, where such con-tract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant pro-tection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against ex-change rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advan-tageous position than if such a hedge had not been established.

Indexed Debt Securities. The Portfolio may invest without limitation in debt instruments that are indexed to certain specific foreign currency exchange rates. The terms of such securities provide that their principal amount is ad-justed upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Portfolio purchases such debt instruments with the currency in which they are denominated and, at maturity, receives interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such securities entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in for-eign currencies while providing an attractive money market rate of return. The Portfolio purchases such debt instruments for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission (the "Commis-sion") is currently considering whether the Portfolio's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the Act. The Portfolio believes that such investments do not involve the creation of such a senior security, but nevertheless the Portfolio has un-dertaken, pending the resolution of this issue by the staff, to establish a segregated account with respect to its investments in this type of security and to maintain in such account cash not available for investment or U.S. Govern-ment Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Futures Contracts and Options on Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income se-curities or foreign currencies, or contracts based on financial indices includ-ing any index of U.S. Government Securities, foreign government securities or corporate debt securities and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation by the Port-folio to deliver the securities or foreign currencies called for by the con-tract at a specified price on a specified date. A "purchase" of a futures con-tract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settle-ment date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multi-ple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck.

Unlike a futures contract, which requires the parties to buy and sell a secu-rity on a set date, an option on a futures contract entitles its holder to decide on or be-fore a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily pay-ments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does not change and is reflected in the net asset value of the Portfolio.

The ability to establish and close out positions in options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

Options on futures contracts to be written or purchased by the Portfolio will be traded on U.S. or foreign exchanges or over-the-counter.

These investment techniques will be used only to hedge against anticipated fu-ture changes in market conditions and interest or exchange rates which other-wise might either adversely affect the value of the Portfolio's securities or adversely affect the prices of securities which the Portfolio intends to pur-chase at a later date. See Appendix D to the Fund's Statement of Additional In-formation for further discussion of the use, risks and costs of futures con-tracts and options on futures contracts.

The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Portfolio or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the out-standing futures contracts of the Portfolio and the market value of the curren-cies and futures contracts subject to outstanding options written by the Port-folio would exceed 50% of the market value of the total assets of the Portfo-lio.

Options on Foreign Currencies. The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against de-clines in the U.S. Dollar value of foreign currency-denominated portfolio secu-rities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an ef-fective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign cur-rencies to be written or purchased by the Portfolio are traded on U.S. and for-eign exchanges or over-the-counter. There is no specific percentage limitation on the Portfolio's investments in options or on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. The Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship be-tween the U.S. Dollar and foreign currencies. A forward contract is an obliga-tion to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Forward contracts reduce the potential gain from a posi-tive change in the relationship between the U.S. Dollar and other currencies. Unanticipated changes in currency prices may result in poorer overall perfor-mance for the Portfolio than if it had not entered into such contracts. The Fund's Custodian will place liquid assets in a segregated account having a value equal to the aggregate amount of the Portfolio's commitments under for-ward contracts entered into with respect to position hedges and cross-hedges.

General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and cur-rency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, op-tions, interest rate transactions and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of tradinginterest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities cover-ing an option written by the Portfolio until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assur-ance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes set forth above.

 ILLIQUID SECURITIES

Subject to any more restrictive applicable investment policies, the Portfolio does not maintain more than 15% of its net assets in illiquid securities. For purposes of the Portfolio's investment objectives and policies and investment restric-tions, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on re-sale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. The Adviser monitors the liquidity of such securities under the supervision of the Board of Directors. See "Certain Fundamental Investment Policies." See the Statement of Additional Information for further discussion of illiquid securities.

 FIXED-INCOME SECURITIES

The value of fixed-income securities will fluctuate as the general level of interest rates fluctuates. During periods of falling interest rates, the val-ues of these securities generally rise. Conversely, during periods of rising interest rates, the values of these securities generally decline.

In seeking to achieve the Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated se-curities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market condi-tions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

 SECURITIES RATINGS

The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily re-flect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be vary-ing degrees of difference in credit risk of securities within each rating cat-egory.

 INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as de-scribed below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

 INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES

Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of dete-riorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of se-curities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba or BB are judged to have speculative el-ements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securi-ties may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established sec-ondary market for lower-rated securities, the Portfolio may experience diffi-culty in valuing such securities and, in turn, the Portfolio's assets.

The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political condi-tions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's re-search and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend cov-erage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

 NON-DIVERSIFIED STATUS

The Portfolio is "non-diversified", which means the Portfolio is not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, because the Portfolio may invest in a smaller number of individual issuers than a diversified portfolio, an investment in this Portfolio may, under certain circumstances, present greater risk to an in-vestor than an investment in a diversified portfolio. The Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. To so qualify, among other require-ments, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issu-er, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in U.S. Government Securities are not subject to these limitations.

 DEFENSIVE POSITION

For temporary defensive purposes, the Worldwide Privatization Portfolio may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Portfolio may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instru-mentalities ("U.S. Government Securities"), bank deposits, money market in-struments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P, Duff & Phelps, Fitch or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose the Portfolio will limit its investments in foreign currency denominated debt securities to secu-rities that are denominated in currencies in which the Portfolio anticipates its subsequent investments will be denominated.

 PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment com-panies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

YEAR 2000

Many computer software systems in use today cannot properly process date-re-lated information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Distributors, Inc., the principal under-writer of the Fund's shares, and Alliance Fund Services, Inc., the Fund's reg-istrar, dividend disbursing agent, and transfer agent, have advised the Fund that they are reviewing all of their computer systems with the goal of modify-ing or replacing such systems prior to January 1, 2000, to the extent neces-sary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain fundamental investment policies applicable to the Worldwide Privatization Portfolio which may not be changed with respect to the Portfolio without the approval of the shareholders of the Portfolio. Certain of those fundamental investment policies are set forth below. For a complete listing of such fundamental investment policies, see the Statement of Addi-tional Information.

These fundamental policies provide that the Portfolio may not: (i) invest 25% or more of its total assets in securities of issuers conducting their princi-pal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of secu-rities of issuers whose primary business activity is in the national commer-cial banking industry, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and antic-ipated returns, that the Portfolio's ability to achieve its investment objec-tive would be adversely affected if the Portfolio were not permitted to invest more than 25% of its total assets in those securities, and so long as the Portfolio notifies its shareholders of any decision by the Board of Directors to permit or cease to permit the Portfolio to invest more than 25% of its to-tal assets in those securities, such notice to include a discussion of any in-creased investment risks to which the Portfolio may be subjected as a result of the Board's determination; (ii) borrow money except from banks for tempo-rary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggre-gate may not exceed 15%, and borrowing for purposes other than meeting redemp-tions may not exceed 5% of the value of the Portfolio's total assets (includ-ing the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Portfolio's total assets will be repaid before any invest-ments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

In addition, the Fund has adopted an investment policy, which is not desig-nated a "fundamental policy" within the meaning of the Act, of intending to have the Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Internal Revenue Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

John D. Carifa, Chairman and President, is President and Chief Operating Offi-cer and a Director of Alliance Capital Management Corporation ("ACMC"), the sole general partner of the Adviser, with which he has been associated since prior to 1993.

Ruth Block was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States since prior to 1993. She is a Director of Ecolab Incorpo-rated (specialty chemicals) and Amoco Corporation (oil and gas)

David H. Dievler was formerly a Senior Vice President of ACMC, with which he had been associated since prior to 1993. He is currently an independent con-sultant.

John H. Dobkin has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design.

William H. Foulk, Jr. is an investment advisor and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered in-vestment adviser, with which he had been associated since prior to 1993.

Dr. James M. Hester is President of the Harry Frank Guggenheim Foundation. He was formerly President of New York University, The New York Botanical Garden and Rector of the United Nations University.

Clifford L. Michel is a partner in the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President, Chief Executive Officer and a Director of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining).

Donald J. Robinson was formerly a senior partner and a member of the Executive Committee in the law firm of Orrick, Herrington & Sutcliffe and is currently Senior Counsel to that firm.
--------

ADVISER

Alliance Capital Management L.P. (the "Adviser"), a Delaware limited partner-ship with principal offices at 1345 Avenue of the Americas, New York, New York 10105 has been retained under an investment advisory agreement (the "Invest-ment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Fund's Portfolios subject to the general supervision and control of the Board of Directors of the Fund. The employee of the Adviser primarily responsible for the Worldwide Privatization Portfolio since inception is Mark H. Breedon, who is Senior Vice President of ACMC and Director and Vice President of Alliance Capital Limit-ed*, with which he has been associated since prior to 1993.

The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the as-sets of investment companies). The Adviser's clients are primarily major cor-porate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment com-panies managed by the Adviser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest

* An indirect wholly-owned subsidiary of the Adviser.

in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the State-ment of Additional Information under "Management of the Fund."

The Adviser provides investment advisory services and order placement facili-ties for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Ad-viser or its affiliates also furnish the Fund, without charge, management su-pervision and assistance and office facilities and provide persons satisfac-tory to the Fund's Board of Directors to serve as the Fund's officers.

EXPENSES OF THE FUND

In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Fund pays certain other costs including (a) custody, transfer and dividend disbursing expenses, (b) fees of Directors who are not affiliated with the Adviser, (c) legal and auditing expenses, (d) clerical, accounting and other office costs, (e) costs of printing the Fund's prospectuses and shareholder reports, (f) cost of maintaining the Fund's ex-istence, (g) interest charges, taxes, brokerage fees and commissions, (h) costs of stationery and supplies, (i) expenses and fees related to registra-tion and filing with the Commission and with state regulatory authorities, and
(j) cost of certain personnel of the Adviser or its affiliates rendering cler-ical, accounting and other services to the Fund.

As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Investment Advisory Agreement, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by its affiliates; in such event, the services are provided to the Fund at cost and the payments specifically ap-proved in advance by the Fund's Board of Directors.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

PURCHASE OF SHARES

Shares of the Worldwide Privatization Portfolio are offered on a continuous basis directly by the Fund and by Alliance Fund Distributors, Inc., the Fund's Principal Underwriter, to the separate accounts of certain life insurance com-panies without any sales or other charge, at the Portfolio's net asset value, as described below. The separate accounts of insurance companies place orders to purchase shares of the Portfolio based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies which are funded by shares of the Portfolio. The Fund re-serves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Individuals may not place orders directly with the Fund. See the Prospectus of the separate account of the participating insurance com-pany for more information on the purchase of Portfolio shares.

The public offering price of the Portfolio's shares is their net asset value. The per share net asset value of the Portfolio is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares. The Fund's per share net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any week-day exclusive of days on which the Exchange is closed (most national holidays and Good Friday). For purposes of this computation, the securities in the Portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value. Portfolio securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities.

REDEMPTION OF SHARES

An insurance company separate account may redeem all or any portion of the shares of the Portfolio in its account at any time at the net asset value per share of the Portfolio next determined after a redemption request in proper form is furnished to the Fund or the Principal Underwriter. Any certificates representing shares being redeemed must be submitted with the redemption re-quest. Shares redeemed are entitled to earn dividends, if any, up to and in-cluding the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be post-poned for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by the Portfolio is not reasonably practicable or as a re-sult of which it is not reasonably practicable for the Fund fairly to deter-mine the value of the Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund. For information regarding how to redeem shares in the Fund please see your insurance company separate account prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Worldwide Privatization Portfolio will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Portfolio.

The Portfolio qualified and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Portfolio will not be subject to Federal in-come or excise taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from the Portfolio are not currently taxable when left to accumulate within a variable annuity (other than an annuity interest owned by a person who is not a natural person) or variable life insurance contract. Distributions of net investment income and net short-term capital gain will be treated as ordinary income and distributions of net long-term capital gain will be treated as long-term capital gain in the hands of the insurance companies.

Investment income received by the Portfolio from sources within foreign coun-tries may be subject to foreign income taxes withheld at the source. Provided that certain Code requirements are met, the Portfolio may "pass through" to its shareholders credits or deductions for foreign income taxes paid.

Section 817(h) of the Code requires that the investments of a segregated asset ac-count of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally af-forded holders of annuities or life insurance policies under the Code. The De-partment of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the appli-cable diversification requirements. Under the Regulations, if a regulated in-vestment company satisfies certain conditions, a segregated asset account own-ing shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment com-pany. The Portfolio plans to satisfy these conditions at all times so that the shares of the Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

For information concerning federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

                              GENERAL INFORMATION
PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the or-ders for portfolio transactions for the Fund. Portfolio transactions for the Worldwide Privatization Portfolio are normally effected by brokers.

The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing or-ders, it is the policy of the Fund to obtain the best price and execution for its transactions. Consistent with the objective of obtaining best execution, the Fund may use brokers and dealers who provide research, statistical and other information to the Adviser.

There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker. Consistent with the Conduct Rules of the National Associ-ation of Securities Dealers Inc., and subject to seeking best price and execu-tion, the Fund may consider sales of shares of the Fund as a factor in the se-lection of brokers and dealers to enter into portfolio transactions with the Fund.

The Fund may from time to time place orders for the purchase or sale of securi-ties on an agency basis with Donaldson, Lufkin & Jenrette Securities Corpora-tion, an affiliate of the Adviser, and with brokers which may have their trans-actions cleared or settled, or both, by the Pershing Division of Donaldson, Lufkin and Jenrette Securities Corporation, for which Donaldson, Lufkin and Jenrette Securities Corporation may receive a portion of the brokerage commis-sion. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that Donaldson, Lufkin & Jenrette Securities Corpo-ration is an affiliate of the Adviser.

ORGANIZATION

The Fund is a Maryland corporation organized on November 17, 1987. The autho-rized capital stock of the Fund consists solely of 10,000,000,000 shares of Common Stock having a par value of $.001 per share, which may, without share-holder approval, be divided into an unlimited number of series. Such shares are currently divided into 19 series, one underlying each Portfolio. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series on matters, such as the election of Directors, that affect all Portfolios in substantially the same manner. Mary-land law does not require a registered investment company to hold annual meet-ings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors. Shares of each Port-folio are freely transferable, are entitled to dividends as de-termined by the Board of Directors and, in liquidation of the Fund, are enti-tled to receive the net assets of that Portfolio. Shareholders have no prefer-ence, pre-emptive or conversion rights. In accordance with current law, it is anticipated that an insurance company issuing a variable annuity contract or variable life insurance policy that participates in the Fund will request vot-ing instructions from contract or policyholders and will vote shares in the separate account in accordance with the voting instructions received.

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of the Adviser, is the Princi-pal Underwriter of shares of the Fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02110, acts as Custodian for the securities and cash of the Fund and as its dividend disbursing agent, but plays no part in deciding on the purchase or sale of portfolio securities.

REGISTRAR, DIVIDEND-DISBURSING AGENT AND TRANSFER AGENT

Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Ad-viser, located at 500 Plaza Drive, Secaucus, New Jersey, 07094, acts as the Fund's registrar, dividend-disbursing agent and transfer agent.

PERFORMANCE INFORMATION

From time to time the Fund advertises its "total return." The Fund's "total return" is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's in-ception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distri-butions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

The Fund's total return is not fixed and will fluctuate in response to pre-vailing market conditions or as a function of the type and quality of the se-curities in the Fund's portfolio and the Fund's expenses. Total return infor-mation is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

Advertisements quoting performance rankings of the Fund as measured by finan-cial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the his-torical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as the Wall Street Journal, The New

York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Busi-ness Week and Forbes or other media on behalf of the Fund.

ADDITIONAL INFORMATION

Any shareholder inquiries may be directed to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Prospectus. This Prospectus and the Statement of Additional Information which has been in-corporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This Prospectus does not constitute an offering in any state in which such of-fering may not lawfully be made.

                                   APPENDIX A

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa securi-ties.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac-terizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcom-ings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  ABSENCE OF RATING: When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modi-fier 1 indicates that the security ranks in the higher end of its generic rat-ing category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay prin-cipal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB normally exhibits adequate protection parameters. Howev-er, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC or C is regarded as having sig-nificant speculative characteristics. BB indicates the lowest degree of specu-lation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or ma-jor exposures to adverse conditions.

  BB: Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

  B: Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, finan-cial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

  CCC: Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic condi-tions, there is not likely to be capacity to pay interest or repay principal.

  CC: Debt rated CC is currently highly vulnerable to nonpayment.

  C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being contin-ued.

  D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

  PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the ad-dition of a plus or minus sign to show relative standing within the major rat-ing categories.

  NR: Not rated.

DUFF & PHELPS CREDIT RATING CO.

  AAA: Highest credit quality. Risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB+, BBB, BBB-: Below average protection factors but still considered suffi-cient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate accord-ing to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely ac-cording to economic cycles, industry conditions and/or company fortunes. Po-tential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

  DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

  DP: Preferred stock with dividend arrearages.

FITCH IBCA, INC.

  AAA: Bonds considered to be investment grade and of the highest credit qual-ity. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, al-though not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future de-velopments, short-term debt of these issuers is generally rated F- 1+.

  A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could as-sist the obligor in satisfying its debt service requirements.

  B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through-out the life of the issue.

  CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

  The ability to meet obligations requires an advantageous business and eco-nomic environment.

  CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C: Bonds are in imminent default in payment of interest or principal.

  DDD, DD, D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ul-timate recovery value in liquidation or reorganization of the obligor. DDD rep-resents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

  PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to in-dicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

  NR: Indicates that Fitch does not rate the specific issue.

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    Leading market positions in well-established industries;

    High rates of return on funds employed;

    Conservative capitalization structure with moderate reliance on debt and ample asset protection;

    Broad margins in earnings coverage of fixed financial changes and high internal cash generation; and

    Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to varia-tion. Capitalization characteristics, while still appropriate, may be more af-fected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an accept-able ability for repayment of senior short-term obligations. The effect of in-dustry characteristics and market compositions may be more pronounced. Vari-ability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

  A-1+, A-1: Commercial paper rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligations is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial com-mitment on these obligations is extremely strong.

  A-2: Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

  A-3: Commercial paper rated A-3 exhibits adequate protections parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: Commercial paper rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: Commercial paper rated C is currently vulnerable to nonpayment and is de-pendent upon favorable business, financial and economic conditions for the ob-ligor to meet its financial commitment on the obligation.

  D: Commercial paper rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUFF & PHELPS CREDIT RATING CO.

 High Grade

  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obli-gations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Good Grade

  D-2: Good certainty of timely payment. Liquidity factors and company funda-mentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Satisfactory Grade

  D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 Non-Investment Grade

  D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

 Default

  D-5: Issuer failed to meet scheduled principal and/or interest payments.

FITCH IBCA, INC.

  F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely pay-ment of financial commitments; may have an added "+" to denote any exception-ally strong credit feature.

  F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of fi-nancial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial com-mitments is adequate; however, near-term adverse changes could result in a re-duction to non-investment grade.

  B: SPECULATIVE. Minimal capacity for timely payment of financial commit-ments, plus vulnerability to near-term adverse changes in financial and eco-nomic conditions.

  C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is sole reliant upon a sustained, favorable business and economic environment.

  D: DEFAULT. Denotes actual or imminent payment default.